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                                SHAREHOLDERS AGREEMENT

        SHAREHOLDERS AGREEMENT, dated as of February 3, 1998, among ELGAR HOLDINGS, INC., a Delaware corporation (the "Company"), JFL-EEC LLC, a Delaware limited liability company ("JFL"), JACKSON NATIONAL LIFE INSURANCE COMPANY ("Purchaser I"), INDOSUEZ ELECTRONICS PARTNERS, a Delaware general partnership ("Purchaser II") and OLD HICKORY FUND I, L.L.C. ("Purchaser III") (such holders, in their capacity as holders of the Warrants or the Warrant Shares (each, as defined below), the "Warrantholders"), and each of the persons whose names are listed on SCHEDULE A hereto (the "Continuing Shareholders"). JFL, the Warrantholders and the Continuing Shareholders are hereinafter sometimes referred to collectively as the "Shareholders" and individually as a "Shareholder."

                                   R E C I T A L S

        WHEREAS, as of the date hereof, the Shareholders, other than the Warrantholders, own all of the issued and outstanding shares of the Company's Common Stock, par value $.01 per share (the "Common Stock");

        WHEREAS, the Shareholders desire to enter into this Agreement setting forth rights and obligations with respect to all shares of Common Stock owned and hereafter acquired by them.

                                  A G R E E M E N T

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     CORPORATE GOVERNANCE.

               (a)  COMPOSITION AND ELECTION OF BOARD OF DIRECTORS.

                    (i) So long as, together with its Related Transferees, Purchaser I holds in the aggregate Warrants and shares obtained upon exercise of the Warrants representing at least seventy-five percent (75%) of the Warrants initially issued to Purchaser I, Purchaser I shall have the right to designate one member of the Board of Directors of the Company (collectively, the "Directors" and, each individually, a "Director").

                    (ii) So long as the Common Stock held by the Continuing Shareholders designated on SCHEDULE A as "Non-Management Shareholders" (the "Non-Management Shareholders") constitutes in the aggregate at least five percent (5%) of the issued and outstanding Common Stock, then the Non-Management Shareholders collectively shall have the right to designate one Director.

                    (iii) Subject to the rights of the holders of the Series A 10% Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock") to elect Directors upon the occurrence of certain events pursuant to the terms of the Certificate of Designations, Preferences


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and Relative Participating, Optional and Other Special Rights of the Series A
Preferred Stock (the "Certificate of Designation"), JFL shall be entitled to designate all Directors of the Company not designated by Purchaser I or the Non-Management Shareholders.

                    (iv) Each Shareholder agrees to vote all shares of Common Stock now or hereafter owned by it, to cause each of its Related Transferees to vote all shares of Common Stock now or hereafter owned by it and otherwise to use its reasonable best efforts, to:

                           (A) elect as Directors the persons designated by JFL, by Purchaser I and by the Non-Management Shareholders in accordance with Section 1(a)(i), (ii) and (iii);

                           (B) remove, with or without cause, (x) any Director designated by JFL in accordance with Section 1(a)(iii), if requested by JFL, (y) any Director designated by Purchaser I in accordance with Section 1(a)(i), if requested by Purchaser I; and
               (z) any Director designated by the Non-Management Shareholders in accordance with Section 1(a)(ii), if requested by the Non-Management Shareholders;

                           (C) cause any vacancy on the Board of Directors of the Company created by the death, resignation, incapacity or removal of (x) any Director designated by JFL in accordance with
               Section 1(a)(iii) to be filled by a replacement Director designated by JFL, (y) any Director designated by Purchaser I in accordance with Section 1(a)(i) to be filled by a replacement Director designated by Purchaser I, and (z) any Director designated by the Non-Management Shareholders in accordance with
               Section 1(a)(ii) to be filled by a replacement Director designated by the Non-Management Shareholders.

               (b)  INFORMATION RIGHTS OF SHAREHOLDERS.

                    (i) Until such time as the Company shall have become subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall (A) provide each Shareholder with quarterly financial statements and reports of and any other regularly prepared monthly financial data related to the Company's and its subsidiaries' performance, (B) use reasonable efforts to deliver all other financial information distributed by the Company to any Shareholder (in its capacity as such) to each other Shareholder and (C) cause members of senior management of the Company to be available to each Shareholder from time to time to review the Company's performance.

                    (ii) So long as, together with its Related Transferees, Purchaser I holds in the aggregate Warrants and shares obtained upon exercise of the Warrants representing at least five percent (5%) of the issued and outstanding Common Stock, Purchaser I shall have the right to designate two representatives (less the number of Directors Purchaser I, in its capacity as a Warrantholder or in its capacity as a holder of the Series A 10.0% Cumulative Redeemable Preferred Stock of the Company, has designated or elected) to attend all meetings of the Board of Directors of the Company and all committees thereof as non-voting observers.

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The Company shall deliver to Purchaser I, concurrently with the delivery to the directors of the Company, all notices of meetings of the Board of Directors of the Company or committees thereof, and copies of all written reports and other material given to the Board of Directors or committees thereof in connection with such meetings (whether or not its observers attend) or actions by consent in lieu thereof. Notwithstanding any provision of this Agreement to the contrary, the rights of Purchaser I pursuant to this Section 1(b)(ii) may not be assigned without the consent of the Company, other than to a Related Transferee.

        2.     RESTRICTIONS ON TRANSFER OF SECURITIES.

               (a) GENERAL. No Shareholder shall, directly or indirectly, transfer or otherwise dispose of any shares of Common Stock or Warrants owned by such Shareholder, or any interest therein, except pursuant to a Permitted Transfer described in Section 2(b), unless such transfer or disposition is made in accordance with the applicable provisions of Sections 3, 4 and 5 of this Agreement. Any attempt by a Shareholder to effect a transfer or disposition in violation of this Agreement shall be void and ineffective for all purposes. The words "transfer" and "dispose" mean the making of any sale, exchange, assignment, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer or voting rights or any other beneficial interests, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to the Common Stock or Warrants; PROVIDED, HOWEVER, that in the case of any Warrantholder, neither a pledge of the Warrants, the shares obtained upon exercise of the Warrants or any shares obtained pursuant to
Section 3 in connection with a financing transaction nor foreclosure of such pledge shall constitute a transfer or disposition prohibited by this Section 2 if the person acquiring such Warrants or shares pursuant to such foreclosure executes an instrument acknowledging that it shall thereafter be bound by the terms of this Agreement.

               (b) PERMITTED TRANSFERS. None of the restrictions contained in this Agreement with respect to transfers of Common Stock or Warrants (other than those set forth in this Section 2(b) and Section 2(c)) shall apply:

                    (i) to any transfer (including any gift) by any Shareholder who is an individual to:

                           (A)  such Shareholder's spouse or children
               (collectively, "relatives");

                           (B) a trust of which there are no beneficiaries other than one or more of such Shareholder and the relatives of such Shareholder;

                           (C) a partnership of which there are no partners other than one or more of such Shareholder and the relatives of such Shareholder;

                           (D) a corporation of which there are no Shareholders other than one or more of such Shareholder and the relatives of such Shareholder;

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                           (E)  a legal representative or guardian of such
               Shareholder or a relative of such Shareholder if such Shareholder or relative becomes mentally incompetent; or

                           (F)  any person by will or by the laws of descent;

                    (ii) (A) to any transfer by any Shareholder (other than JFL or an Affiliate of JFL) that is not an individual to any Affiliate thereof, as such term is defined in Rule 12b-2 of the Exchange Act ("Affiliate"), (B) to any transfer by any Shareholder (other than JFL or an Affiliate of JFL) to any Qualified Institutional Buyer, as such term is defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"); (C) to any transfer by JFL or an Affiliate of JFL to
        (1) an entity in which 100% of the equity interests are, in the case of a transfer by JFL, owned by JFL or, in the case of a transfer by an Affiliate of JFL, by such Affiliate or (2) an entity which owns 100% of the equity interests in JFL or the Affiliate of JFL making such transfer (other than a transfer to the limited partners of J.F. Lehman Equity Investors I, L.P. by J.F. Lehman Equity Investors I, L.P.), or (D) to any transfer by JFL or an Affiliate of JFL for no consideration.

                    (iii) other than by JFL or an Affiliate of JFL, (A) to any transfer by any Shareholder that is a corporation to a shareholder in such corporation, (B) to any transfer by any Shareholder that is a partnership to the general and/or limited partners of such partnership and (C) to any transfer by any Shareholder that is a limited liability company to any member of such limited liability company;

                    (iv) to any transfer by a Selling Shareholder (as hereinafter defined) made in accordance with the applicable provisions of Section 3 and, unless such transfer is to an Offeree Shareholder (as hereinafter defined), the applicable provisions of Section 4;

                    (v) to any transfer by a Tag-Along Shareholder (as hereinafter defined) pursuant to the Tag-Along Right (as hereinafter defined); and

                    (vi) to any transfer by a Drag-Along Shareholder (as hereinafter defined) made pursuant to the Drag-Along Right (as hereinafter defined); and

                    (vii) to any transfer by a Shareholder for cash in a bona fide public offering (a "Registered Offering") pursuant to an effective registration statement under the Securities Act.

Transfers made pursuant to this Section 2(b) are referred to herein as "Permitted Transfers" and transferees taking under a Permitted Transfer are referred to herein as "Permitted Transferees." Transferees taking under a Permitted Transfer described in Sections 2(b)(i) through (iii) are referred to herein as "Related Transferees."

               (c) REGISTRATION OF TRANSFER BY COMPANY. No transfer of Common Stock or Warrants by any Shareholder (other than transfers pursuant to a Registered Offering) shall be effective (and the Company shall not transfer on its books any such shares) unless (i) the certificates representing such Common Stock or Warrants issued to the Permitted Transferee shall

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bear any legends required by Section 10, (ii) the Permitted Transferee (if not
already a party hereto) shall have executed and delivered to the Company, as a condition precedent to such transfer, an instrument or instruments in form and substance reasonably satisfactory to the Company confirming that the Permitted Transferee agrees to be bound by the terms of this Agreement to the same extent as its transferor. In addition, no transfer of Common Stock or Warrants shall be made by any Shareholder unless such transfer is effected in connection with a Registered Offering or is exempt from registration under the Securities Act and, in the case of any such transfer by any Shareholder to any person that is not an Affiliate of such Shareholder, the Company, should it so request, has received a written legal opinion (which may be rendered by in-house legal counsel of any Shareholder that is not an individual) satisfactory to its counsel that the proposed transfer is exempt from such registration.

               (d) LEGEND. In the event that any shares of Common Stock or Warrants become free of the rights and restrictions imposed by this Agreement, including without limitation under the provisions of the Securities Act, the Shareholders holding such securities shall be entitled to receive, promptly upon presentment to the Company of the certificate or certificates evidencing the same, a new certificate or certificates not bearing the restrictive legend provided for in the second paragraph of Section 10. In the event that any shares of Common Stock or Warrants bearing a legend are (i) transferred in connection with a Registered Offering or (ii) transferred pursuant to an exemption from registration under the Securities Act and the Company has received a written legal opinion (which may be rendered by in-house legal counsel of any Shareholder that is not an individual) satisfactory to its counsel (A) as to the availability of and the compliance with such exemption and
(B) that such shares need not bear the restrictive legend set forth in the first paragraph of Section 9 hereof, Company shall issue a new certificate or certificates representing such securities not bearing such legend.

        3.     RIGHT OF FIRST OFFER.

               (a) FIRST OFFER NOTICE. If a Shareholder (the "Selling Shareholder") desires to transfer any shares of Common Stock or Warrants other than (i) to a Related Transferee, (ii) as a Tag-Along Shareholder (as hereinafter defined) or (iii) as a Drag-Along Shareholder, such Selling Shareholder shall, prior to soliciting a BONA FIDE written offer from an independent third-party (the "Third-Party Offer"), deliver to each remaining Shareholder (collectively, the "Offeree Shareholders") and the Company a written notice (the "First Offer Notice") offering to sell the Common Stock or Warrants proposed to be sold ("Offered Securities") to the Offeree Shareholders, and, under the circumstances set forth herein, to the Company. The First Offer Notice shall state (i) that the Selling Shareholder desires to sell the Offered Securities and (ii) the purchase price per share and other material terms on which and the material conditions subject to which the Offered Securities are offered.

               (b)  EXERCISE OF RIGHT OF FIRST OFFER.

                    (i) Upon receipt of the First Offer Notice, each Offeree Shareholder shall have the option (the "Shareholders' Right of First Offer"), which shall be exercisable by written notice (the "Notice of Election") delivered to the Selling Shareholder within ten (10) days after the date of the First Offer Notice (the "Shareholders' First Offer Option Period"), to

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purchase from the Selling Shareholder, at the price and upon the terms specified in the First Offer Notice, a number of shares of Common Stock and a number of Warrants up to the sum of (A) the number of shares of Common Stock and Warrants included in the Offered Securities multiplied by a fraction, the numerator of which is the number of shares of Common Stock and shares of Common Stock issuable upon exercise of Warrants ("Common Stock Equivalents") owned by such Offeree Shareholder and the denominator of which is the number of shares of Common Stock and Common Stock Equivalents held by all Offeree Shareholders and
(B) the number of shares of Common Stock and Warrants that, under the formula in clause (A), all Offeree Shareholders could have elected to purchase but did not so elect, multiplied by a fraction, the numerator of which is the number of shares of Common Stock and Common Stock Equivalents owned by such Offeree Shareholder and the denominator of which is the total number of shares of Common Stock and Common Stock Equivalents owned by the Offeree Shareholders (including such Offeree Shareholder) that exercised the option provided herein. Each Offeree Shareholder who desires to exercise its option to purchase Offered Securities shall state in its Notice of Election the number of shares of Common Stock and Warrants that such Offeree Shareholder proposes to purchase determined in accordance with clause (b)(i)(A) plus an amount of additional shares and Warrants, if any, that such Offeree Shareholder would be willing to purchase from the Selling Shareholder in the event that one or more Offeree Shareholders (other than such Offeree Shareholder) elect not to exercise their Shareholders' Right of First Offer, in whole or in part. If any Offeree Shareholder shall fail to deliver the Notice of Election within the Shareholders' First Offer Option Period, such failure shall be deemed an election not to purchase any Offered Securities subject to the Shareholders' Right of First Offer and such Shareholders' Right of First Offer shall thereupon expire with respect to the Offered Securities only.

                    (ii) If the number of shares of Common Stock with respect to which the Shareholders' Right of First Offer has been exercised is less than the number of Offered Securities, the Company shall have the option (the "Company's Right of First Offer"), which shall be exercisable by written notice delivered to the Selling Shareholder within five (5) days after the expiration of the Shareholders' First Offer Option Period (the "Company's First Offer Option Period"), to purchase any or all of the Offered Securities not purchased by the Offeree Shareholders at the price and upon the terms specified in the First Offer Notice. If the Company shall fail to deliver a notice (the "Company Notice") of its election to exercise the Company's Right of First Offer within the Company First Offer Option Period, such failure shall be deemed an election not to purchase any Offered Securities subject to the Company's Right of First Offer and the Company's Right of First Offer shall thereupon expire with respect to the Offered Securities only.

                    (iii) The Shareholders' Right of First Offer and the Company's Right of First Offer shall be exercisable only if the Offeree Shareholders and/or the Company, in the aggregate, elect to purchase all, and not less than all, of the Offered Securities. Each Notice of Election and Company Notice shall recite that such Notice of Election or Company Notice, as the case may be, constitutes a binding obligation of the Offeree Shareholder or the Company, as the case may be, submitting same to purchase, upon the same terms and subject to the same conditions as the Third-Party Offer, up to the number of shares set forth in the Notice of Election or the Company Notice, as the case may be.

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                    (iv)   The closing of the purchase of the Offered
Securities subscribed to by the Offeree Shareholders and the Company pursuant to this Section 3 shall be held at the principal office of the Company at 10:00 a.m., local time not later than the thirtieth (30th) day after the Company First Offer Option Period shall have expired.

               (c)  SALE TO THIRD-PARTY PURCHASER.

                    (i) If the First Offer Notice shall have been duly delivered, and the Offeree Shareholders and the Company together shall not have exercised the Shareholders' Right of First Offer and the Company's Right of First Offer to purchase all of the Offered Securities, the Selling Shareholder may solicit Third-Party Offers to purchase all (but not less than all) of the Offered Securities and, so long as any sale of the Offered Securities made pursuant to a Third-Party Offer that is (A) upon such terms, including price, and subject to such conditions as are, in the aggregate, no less favorable to the Selling Shareholder than those set forth in the First Offer Notice; PROVIDED, HOWEVER, that the price may be not less than 90% of the price set forth in the First Offer Notice, (B) BONA FIDE, (C) consummated within one hundred eighty (180) days from the expiration date of the Company First Offer Option Period, (D) if applicable, subject to any Tag-Along Right and (E) in accordance with clause (ii) below, such transfer may be consummated without further restriction under this Section 3 and shall be a Permitted Transfer under this Agreement.

                    (ii) All Offered Securities transferred by the Selling Shareholder in accordance with clause (i) above shall remain, and the third-party purchaser shall agree to take and hold such Offered Securities, subject to all of the obligations and restrictions imposed upon the Selling Shareholder by this Agreement. No transfer of Offered Securities to which the preceding sentence applies shall be effective unless and until the third-party purchaser shall have executed and delivered to the Company an appropriate instrument to the foregoing effect.

        4.     TAG-ALONG RIGHTS.

               (a) THE RIGHT. If JFL and/or any of its Affiliates (collectively, the "JFL Group") proposes to transfer any shares of Common Stock owned by it on the date hereof to an independent third party (a "Prospective Purchaser") other than in a Permitted Transfer (a "Tag-Along Sale"), then each of the remaining Shareholders shall have the right to participate in any such sale of Common Stock by the JFL Group in accordance with the procedures set forth below; PROVIDED that such right may not be exercised with respect to any shares acquired by any such remaining Shareholder pursuant to the exercise of a Right of First Offer within One Hundred Eighty (180) days prior to the proposed date of consummation of the Tag-Along Sale; PROVIDED FURTHER, HOWEVER, that such participation shall be on the same terms and subject to the same conditions as those on which the JFL Group proposes to transfer its shares; and PROVIDED STILL FURTHER, HOWEVER, that, in addition to receiving their ratable portion of any consideration paid in respect of the Common Stock or Warrants, the Shareholders shall be entitled to receive a ratable portion of any consideration to be paid to the JFL Group other than in respect of the Common Stock or Warrants, to the extent that such consideration exceeds (i) the fair market value of any tangible property transferred by the JFL Group in exchange for such consideration or
(ii) an

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amount that is customary and reasonable for any intangible property rights or transferred or granted in exchange for such consideration.

               (b) ELECTION TO PARTICIPATE. Shareholders shall have the right (the "Tag-Along Right") for thirty (30) days from receipt of the First Offer Notice described in Section 3(a) (the "Tag-Along Option Period") to elect to participate in the Tag-Along Sale. Any remaining Shareholder electing to participate in the Tag-Along Sale (a "Tag-Along Shareholder") shall give all other Shareholders and Company written notice thereof (the "Election Notice") within the Tag-Along Option Period. The Election Notice shall specify the number of shares of Common Stock that such Tag-Along Shareholder desires to sell to the Prospective Purchaser, which amount shall be equal to or less than the total number of shares of Common Stock held by such Shareholder multiplied by a fraction, the numerator of which is the total number of shares of Common Stock proposed to be sold by the JFL Group and the denominator of which is the total number of shares of Common Stock then owned by the JFL Group. The failure of any remaining Shareholder to submit an Election Notice within the Tag-Along Option Period shall constitute an election by such remaining Shareholder not to participate in such Tag-Along Sale, PROVIDED such Tag-Along Sale is consummated within forty-five (45) days of the expiration of the Tag-Along Option Period.
By delivering an Election Notice to JFL within the Tag-Along Option Period, a Tag-Along Shareholder shall have the right to sell to the Prospective Purchaser that number of shares of Common Stock specified in the Election Notice; PROVIDED, HOWEVER, that, to the extent the Prospective Purchaser is unwilling or unable to purchase all of the shares proposed to be sold by the JFL Group and the Tag-Along Shareholders, the number of shares to be sold by each of the JFL Group and each of the Tag-Along Shareholders shall be ratably reduced so that the number of shares to be sold by the JFL Group and each of the Tag-Along Shareholders equals the number of shares that the Prospective Purchaser is willing or able to purchase. The only representations, warranties or indemnities that a Tag-Along Shareholder shall be required to give in connection with a Tag-Along Sale shall be as to due authority and execution, validity and marketability of title and the absence of liens or other encumbrances with respect to such Tag-Along Shareholder's shares of Common Stock.

        5.     DRAG-ALONG RIGHTS.

               (a) THE RIGHT. If one or more Shareholders holding, in the aggregate, a majority of the issued and outstanding Common Stock (the "Majority Shareholders") propose to sell all the Common Stock owned by such Majority Shareholders (whether owned by such Shareholders on the date hereof or hereafter acquired in a manner consistent with this Agreement) to a Prospective Purchaser, other than a Related Transferee, then such Majority Shareholders shall have the right (the "Drag-Along Right") to compel the remaining Shareholders (the "Drag-Along Shareholders") to sell all of the shares of Common Stock and Warrants owned by them to the Prospective Purchaser for such consideration per share (reduced by the exercise price of the Warrants, in the case of the Warrants), and on the same terms and subject to the same conditions, as the Majority Shareholders are able to obtain; provided, however, that any such sale by a remaining Shareholder does not violate applicable law. The Majority Shareholders shall exercise the Drag-Along Right by giving written notice (the "Drag-Along Notice") to the Company and the Drag-Along Shareholders stating
(i) that they propose to effect such transaction, (ii) the name and address of the Prospective Purchaser, (iii) the proposed purchase price per share and other

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terms and conditions of the proposed sale (including any consideration proposed to be paid other than in respect of the Common Stock or Warrants) and (iv) that all the Shareholders shall be obligated to sell their shares of Common Stock and Warrants upon the same terms and subject to the same conditions (subject to applicable law); PROVIDED, HOWEVER, that, in addition to receiving their ratable portion of any consideration paid in respect of the Common Stock or Warrants, the Shareholders shall be entitled to receive a ratable portion of any consideration paid other than in respect of the Common Stock or Warrants, to the extent that such consideration exceeds (i) the fair market value of any tangible property transferred by the Majority Shareholders in exchange for such consideration or (ii) an amount that is customary and reasonable for any intangible property or rights transferred or granted in exchange for such consideration.

               (b) PROCEDURE. Not later than twenty (20) days following the date of receipt of the Drag-Along Notice, each of the other Shareholders shall deliver to the Majority Shareholders certificates representing all shares of Common Stock held by a Drag-Along Shareholder, accompanied by duly executed stock powers, and all Warrants held by such Drag-Along Shareholder with duly executed assignments thereof. If any Drag-Along Shareholder fails to deliver such certificates and Warrants to the Majority Shareholders, the Company shall cause the books and records of the Company to show that the shares represented by such certificates and Warrants of such Drag-Along Shareholder are bound by the provisions of this Section 5 and are transferable only to the Prospective Purchaser or a Related Transferee of such Prospective Purchaser upon surrender for transfer by the holder thereof. Upon the consummation of the sale of the Common Stock of the Majority Shareholders and the Drag-Along Shareholders pursuant to this Section 5, the Majority Shareholders shall give notice thereof to the Drag-Along Shareholders and shall remit to each of the Drag-Along Shareholders the total sales price received for the shares of Common Stock of such Drag-Along Shareholder sold pursuant hereto. Notwithstanding anything herein to the contrary, no Shareholder shall be obligated to receive as consideration for any Drag-Along Sale any property or securities the holding of which by such Shareholder would be prohibited by any law, rule or regulation of any governmental entity or insurance industry regulatory body.

        6.     SUBSCRIPTION OFFER WITH RESPECT TO PRIMARY ISSUANCES.

               (a) SUBSCRIPTION OFFER. The Company shall not issue (a "Primary Issuance") equity securities, or securities convertible into equity securities, of the Company to any person (in such capacity, a "Primary Purchaser") unless the Company has offered to issue to each of the other Shareholders, on a pro rata basis, an opportunity to purchase such securities on the same terms, including price, and subject to the same conditions as those applicable to the Primary Purchaser. Notwithstanding the foregoing, this Section 6 shall not apply to the issuance of options, warrants or rights to subscribe for shares of Common Stock to officers, directors, employees, consultants or agents of the Company pursuant to the terms of any stock option plan or arrangement approved by the Board of Directors, or the issuance of shares of its Common Stock upon the exercise of any such stock options, warrants or rights; PROVIDED, HOWEVER, that the aggregate number of shares of Common Stock that may be issued under such stock option plan or arrangement without application of this Section 6 to such issuance shall not exceed, in the aggregate, 300,000 shares (appropriately adjusted for stock splits, dividends and/or combinations).

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               (b)  PROCEDURE.  Not less than ten (10) days prior to the date described in clause (i) of this paragraph, the Company shall make to each Shareholder an offer (the "Subscription Offer") to purchase any securities that are the subject of a Primary Issuance, which offer shall specify (i) the date on which the Company and the Primary Purchaser intend to consummate the Primary Issuance, (ii) the material rights, preferences, privileges and restrictions granted to or imposed upon the securities, including, if applicable, the certificate of determination or indenture governing such securities, (iii) the principal terms of and conditions applicable to the Primary Issuance, including, without limitation, the price at which such securities are being offered to the Primary Purchaser and (iv) the number of securities proposed to be issued to the Primary Purchaser pursuant to the Primary Issuance multiplied by a fraction, the numerator of which is the number of shares of Common Stock held by such Shareholder and the denominator of which is the total number of shares of Common Stock outstanding, on a fully diluted basis. Each Shareholder electing to participate in the Primary Issuance (a "Subscribing Shareholder") shall give the Primary Purchaser, the Company and each other Shareholder written notice (the "Subscription Notice") of such election not less than five (5) days after receipt of the Subscription Offer (the "Subscription Period"). The Subscription Notice shall specify the number of securities with respect to which such Shareholder desires to subscribe, which amount shall be equal to or less than the total number of securities set forth in the Subscription Offer. The failure of any Shareholder to submit a Subscription Notice within the Subscription Period shall constitute an election by such Shareholder not to accept such Subscription Offer, PROVIDED that the Primary Issuance is consummated not later than the date described in clause (i) of this paragraph.

        7. REGISTRATION RIGHTS. Each of the Shareholders shall have the rights, if any, with respect to registration of the shares of Common Stock held by them as are set forth in the Shareholders Registration Rights Agreement, the form of which is attached hereto as EXHIBIT C. Each of the Warrantholders shall have the rights, if any, with respect to registration of the shares of Common Stock held or to be held by them as are set forth in the Warrantholders Registration Rights Agreement, the form of which is attached hereto as EXHIBIT D.

        8. CERTAIN CLOSING CONDITIONS. At the closing of any transfer or disposition of Common Stock or Warrants pursuant to this Agreement, in addition to any other conditions specifically set out herein concerning such transfer or disposition, the transferor shall (i) deliver the certificates representing the Common Stock and the Warrants that are the subject of the transfer, duly endorsed for transfer and bearing any necessary tax stamps; (ii) by delivering such certificates and Warrants, be deemed to have represented and warranted that the transferor has valid and marketable title to the Common Stock represented by such certificates and the Warrants free of all encumbrances and (iii) deliver such certificates of authority, tax releases, consents to transfer and evidences of title as may reasonably be required by the transferee. The transferor shall be responsible for the payment of all transfer taxes unless otherwise specified.

        9. LEGENDS. Each stock certificate representing shares of Common Stock and each Warrant certificate now held or hereafter acquired by any Shareholder shall bear the following legend:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES

               ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY BE OFFERED, PLEDGED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT AND SUCH LAWS, OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF FEBRUARY 4, 1998 (THE "AGREEMENT"), WHICH CONTAINS PROVISIONS REGARDING (I) CERTAIN RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES, (II) CERTAIN RIGHTS OF FIRST OFFER, TAG-ALONG RIGHTS AND DRAG-ALONG RIGHTS APPLICABLE TO THIS SECURITY AND (III) CERTAIN OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF THE AGREEMENT IS NULL AND VOID."

        10.    TERMINATION.

               (a) TERMINATION AS TO SHAREHOLDER. This Agreement shall terminate with respect to any Shareholder at such time as the Shareholder ceases to hold any shares of Common Stock or Warrants; PROVIDED, HOWEVER, that the provisions of this Agreement shall continue in effect for the purpose of enforcing against such Shareholder all obligations and undertakings that shall have theretofore become operative; PROVIDED, FURTHER, HOWEVER, that the provisions of this Agreement shall be binding upon any transferee of any Shareholder, whether such transfer was pursuant to a Permitted Transfer (other than a Registered Offering) or otherwise. Notwithstanding the foregoing, the benefits of this Agreement shall inure only to a Permitted Transferee of a Shareholder.

               (b) TERMINATION AS TO SHARES. This Agreement shall terminate with respect to any particular shares of Common Stock or Warrants when such shares or Warrants shall have been sold in a Registered Offering or distributed to the public pursuant to Rule 144 under the Securities Act.

               (c) TERMINATION AS TO CERTAIN SHAREHOLDERS. Upon any Registered Offering, this Agreement shall terminate with respect to each Non-Management Shareholder.

               (d) TERMINATION OF AGREEMENT. This Agreement shall terminate upon the earliest to occur of (i) the Agreement having been terminated as to all Shareholders and all transferees of all Shareholders pursuant to paragraph
(a) hereof; (ii) the Agreement having been terminated as to all shares of Common Stock and Warrants pursuant to paragraph (b) hereof;

(iii) the sale of shares of Common Stock at an aggregate offering price of at least $25,000,000 in a Registered Offering and (iv) the tenth anniversary of this Agreement.

        11.    MISCELLANEOUS PROVISIONS.

               (a) FURTHER ACTION. Each party hereto agrees to execute and deliver any instrument and take any action that may reasonably be requested by any other party for the purpose of effectuating the provisions of this Agreement.

               (b) INCORPORATION OF SCHEDULE AND EXHIBITS. The schedule and exhibits attached hereto are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. References herein to "this Agreement" and the words "herein," "hereof" and words of similar import refer to this Agreement (including its schedules and exhibits) as an entirety. In the event of any conflict between the provisions of this Agreement and any such schedule or exhibit, the provisions of this Agreement shall control.

               (c)  ASSIGNMENT.  Except as otherwise provided in this
Section 11(c) or in Sections 2, 3, 4 and 5 hereof, no right under this Agreement shall be assignable and any attempted assignment, in violation of this provision shall be void. The Company shall have the right to assign its rights and obligations hereunder to any successor entity (including any entity acquiring substantially all of the assets of the Company), whereupon references herein to the Company shall be deemed to be to such successor. Except as expressly otherwise provided herein, this Agreement, and the rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of any and all transferees of the Common Stock or Warrants subject hereto, in each case with the same force and effect as if such transferees were named herein as parties hereto.

               (d) ENFORCEMENT. The parties recognize that irreparable damage will result in the event that this Agreement shall not be specifically performed. Should any dispute arise concerning the disposition of any Common Stock or Warrants hereunder, the parties hereto agree that an injunction may be issued restraining such disposition pending determination of such controversy and that no bond or other security may be required in connection therewith. Should any dispute arise concerning the right or obligation of the Shareholders or the Company to purchase or sell any of the Common Stock or Warrants subject hereto, such right or obligation shall be enforceable by a decree of specific performance. Such remedies shall, however, not be exclusive and shall be in addition to any other remedy which the parties may have.

               (e) NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing by hand delivery, registered or certified first class mail, telecopier or air courier guaranteeing overnight delivery:

                    (i)    if to the Company, to:

                           c/o Elgar Electronics Corporation
                           9250 Brown Deer Road
                           San Diego, CA 02121

                           Attention: Chief Executive Officer
                           Fax: (619) 458-0257

                           WITH A COURTESY COPY TO:

                           C/O J.F. Lehman & Company
                           450 Park Avenue
                           Sixth Floor
                           New York, New York  10022
                           Attention:   Donald Glickman
                           Fax:         (212) 634-1155


                    (ii)   if to JFL, to:

                           C/O J.F. Lehman & Company
                           450 Park Avenue
                           Sixth Floor
                           New York, New York  10022
                           Attention:   Donald Glickman
                           Fax:         (212) 634-1155

                           IN EITHER CASE, WITH A COURTESY COPY TO:

                           Gibson, Dunn & Crutcher LLP
                           333 South Grand Avenue
                           Los Angeles, California  90071
                           Attention:   Kenneth M. Doran, Esq.
                           Fax:         (213) 229-7520

                    (iii)  if to Purchaser I, to:

                           Jackson National Life Insurance Company
                           c/o PPM America, Inc.
                           225 West Wacker Drive, Suite 1200
                           Chicago, IL 60606
                           Attention:   Debbie Ackerman
                           Fax:         (312) 634-0054

                    (iv)   if to Purchaser II, to:

                           Indosuez Capital
                           1211 Avenue of the Americas
                           New York, NY 10036-8701
                           Attention: Ken Kencel, Thierry de Vergnes

                           WITH A COURTESY COPY TO:

                           Ropes & Gray
                           One International Place
                           Boston, MA 02110
                           Attention: Daniel Evans, Esq.

                    (v)    if to Purchaser III, to

                           c/o Jackson National Life Insurance Company
                           c/o PPM America, Inc.
                           225 West Wacker Drive, Suite 1200
                           Chicago, IL 60606
                           Attention:   Debbie Ackerman
                           Fax:         (312) 634-0054

                           IN THE CASE OF ANY WARRANTHOLDER OR PREFERRED STOCKHOLDER, WITH A COURTESY COPY TO:

                           Schwartz, Cooper, Greenberger & Krauss
                           180 North LaSalle Street
                           Suite 2700
                           Chicago, Illinois  60601
                           Attention:   Brian O'Neil, Esq.
                           Fax:         (312) 782-8416

                    (vi) if to any other Shareholder, to his or its address set forth on SCHEDULE A attached hereto,

                        WITH A COURTESY COPY TO:

                        Latham & Watkins
                        1001 Pennsylvania Ave., N.W.
                        Suite 1300
                        Washington, D.C.  20004-2505
                        Attention: Scott Herlihy, Esq.
                        Fax:       202-637-2201

or at such other address, notice of which is given in accordance with the provisions of this Section 10(e). All such notices shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

              (g) APPLICABLE LAW. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of California applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts-of-law principles thereof.

              (h) ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. The failure of any party to seek redress for the violation of or to insist upon the strict performance of any term of this Agreement shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Agreement may be amended, each party hereto may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only by the prior written consent or written waiver of Shareholders holding (i) a majority of all shares of Common Stock, on a fully diluted basis and (ii) 95% of the shares of Common Stock, on a fully diluted basis, adversely affected by any such amendment, action, omission or waiver; PROVIDED that such Shareholder shall be given five (5) days advance notice of any such proposed amendment, action, omission or waiver; and PROVIDED, FURTHER, that such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the foregoing, (i) any amendment to Section 1(a)(i) shall require the consent of Purchaser I, (ii) any amendment to Section 1(a)(ii) shall require the consent of a majority of the shares of Common Stock, on a fully diluted basis, owned by the Non-Management Shareholders, and (iii) any amendment to this Section 11(h) shall require the consent of 95% of the shares of Common Stock, on a fully diluted basis

              (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the undersigned have executed this Shareholders Agreement as of the date first set forth above.

                                  ELGAR HOLDINGS, INC.

                                  By:  /s/ Donald Glickman
                                       -------------------------------
                                       Name:  Donald Glickman
                                       Title: President

                                  JFL-EEC LLC,
                                    a Delaware limited liability company

                                       By:  /s/ Donald Glickman
                                            -------------------------------
                                            Name:  Donald Glickman
                                            Title: Manager

                                  JACKSON NATIONAL LIFE INSURANCE COMPANY

                                  By:  PPM America, Inc., its agent

                                       By:  /s/ Debbie Ackerman
                                            -------------------------------
                                            Name:    Debbie Ackerman
                                            Title:   Managing Director

                                  INDOSUEZ ELECTRONICS PARTNERS


                                  By:  Indosuez CM II, Inc., its Managing
                                  General Partner

                                       By:  /s/ Michael Walsh
                                            -------------------------------
                                            Name:    Michael Walsh
                                            Title:   Vice President

                                       By:  /s/ Allen Gruenhut
                                            -------------------------------
                                            Name:    Allen Gruenhut
                                            Title:   Vice President

                                  OLD HICKORY FUND I, L.L.C.
                                  By:  PPM America, Inc., as Manager

                                       By:  /s/ Debbie Ackerman
                                            -------------------------------
                                            Name:    Debbie Ackerman
                                            Title:   Managing Director

                                  CARLYLE-ELGAR INTERNATIONAL PARTNERS, L.P.

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:  /s/ Daniel A. D'Aniello
                                       -------------------------------
                                       Daniel A. D'Aniello
                                       Managing Director

                                  CARLYLE-ELGAR PARTNERS, L.P.

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:  /s/ Daniel A. D'Aniello
                                       -------------------------------
                                       Daniel A. D'Aniello
                                       Managing Director

                                  CARLYLE PARTNERS II, L.P.

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:  /s/ Daniel A. D'Aniello
                                       -------------------------------
                                       Daniel A. D'Aniello
                                       Managing Director

                                  CARLYLE PARTNERS III, L.P.

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:  /s/ Daniel A. D'Aniello
                                       -------------------------------
                                       Daniel A. D'Aniello
                                       Managing Director

                                  CARLYLE INTERNATIONAL PARTNERS II, L.P.

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:  /s/ Daniel A. D'Aniello
                                       -------------------------------
                                       Daniel A. D'Aniello
                                       Managing Director

                                  CARLYLE INTERNATIONAL PARTNERS III, L.P.

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:  /s/ Daniel A. D'Aniello
                                       -------------------------------
                                       Daniel A. D'Aniello
                                       Managing Director

                                  C/S INTERNATIONAL PARTNERS

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:  /s/ Daniel A. D'Aniello
                                       -------------------------------
                                       Daniel A. D'Aniello
                                       Managing Director

                                  SBC MASTER PENSION TRUST

                                  By:    /s/ Shannon Green
                                         -------------------------------
                                  Name:  Shannon Green
                                         -------------------------------
                                  Title: Executive Vice President,
                                         McGahan Green McHugh
                                          Capital Management, LLC
                                         -------------------------------

                                  STATE STREET BANK AS TRUSTEE FOR THE CHAMPION INTERNATIONAL RETIREMENT TRUST

                                  By:    /s/ Scott Kennedy
                                         -------------------------------
                                  Name:  Scott Kennedy
                                         -------------------------------
                                  Title: Assistant Secretary
                                         -------------------------------

                                  DELAWARE STATE EMPLOYEES' RETIREMENT FUND

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:    /s/ Daniel A. D'Aniello
                                         -------------------------------
                                  Name:  Daniel A. D'Aniello
                                         -------------------------------
                                  Title: Managing Director
                                         -------------------------------

                                  MELLON BANK, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP TRUST, (as directed by General Motors Investment Management Corporation), and not in its individual capacity

                                  By:    /s/ Bernadette Rist
                                         -------------------------------
                                  Name:  Bernadette Rist
                                         -------------------------------
                                  Title: Authorized Signatory
                                         -------------------------------

                                  CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                  SYSTEM

                                  By:  TC Group, L.L.C.,
                                       its General Partner

                                  By:  TCG Holdings, L.L.C.,
                                       its Managing Member

                                  By:    /s/ Daniel A D'Aniello
                                         -------------------------------
                                  Name:  Daniel A. D'Aniello
                                         -------------------------------
                                  Title: Managing Director
                                         -------------------------------

                                  INDOSUEZ ELGAR PARTNERS LP

                                  By:  Indosuez CM II, Inc, its Managing
                                  General Partner

                                  By:    /s/ Michael Walsh
                                         -------------------------------
                                  Name:  Michael Walsh
                                  Title: Vice President

                                  By:    /s/ Allen Gruenhut
                                         -------------------------------
                                  Name:  Allen Gruenhut
                                  Title: Vice President

                                  RIT CAPITAL PARTNERS plc

                                  By:    /s/ A. H. Bloom
                                         -------------------------------
                                  Name:  A. H. Bloom
                                         -------------------------------
                                  Title: Authorized Signatory
                                         -------------------------------

                                  DURHAM ENTERPRISES LTD.

                                  By:    /s/ C. P. M. Harris
                                         -------------------------------
                                  Name:  C. P. M. Harris
                                         -------------------------------
                                  Title: Director
                                         -------------------------------

                                  GFI PARTNERS L.L.C.

                                  By:    /s/ Ian Schapiro
                                         -------------------------------
                                  Name:  Ian Schapiro
                                         -------------------------------
                                  Title: Chief Financial Officer
                                         -------------------------------

                                  GFI ONE L.L.C.

                                  By:    /s/ Ian Schapiro
                                         -------------------------------
                                  Name:  Ian Schapiro
                                         -------------------------------
                                  Title: Chief Financial Officer
                                         -------------------------------

                                  /s/ Kenneth R. Kilpatrick
                                  --------------------------------------
                                  Kenneth R. Kilpatrick

                                  /s/ Ronald Garrett
                                  --------------------------------------
                                  Ronald Garrett

                                  /s/ Normand E. Precourt
                                  --------------------------------------
                                  Normand E. Precourt

                                  /s/ Christopher W. Kelford
                                  --------------------------------------
                                  Christopher W. Kelford

                                  /s/ Tom Erickson
                                  --------------------------------------
                                  Tom Erickson

                                  Tom Erickson IRA

                                  By:    /s/ Dawn Phillips
                                         -------------------------------
                                  Name:  Dawn Phillips
                                         -------------------------------
                                  Title: Assistant Vice President, Bank of
                                         Commerce
                                         -------------------------------

                                  /s/ Samuel A. Lewis
                                  --------------------------------------
                                  Samuel A. Lewis

                                  /s/ Raymond Daniel
                                  --------------------------------------
                                  Raymond Daniel

                                  /s/ Daniel E. Donati
                                  --------------------------------------
                                  Daniel E. Donati

                                  /s/ Grant A. Moore
                                  --------------------------------------
                                  Grant A. Moore

                                      SCHEDULE A


MANAGEMENT SHAREHOLDERS      NON-MANAGEMENT SHAREHOLDERS
Kenneth R. Kilpatrick        Carlyle-Elgar International Partners, L.P.

Ronald Garrett               Carlyle-Elgar Partners, L.P.

Normand E. Precourt          Carlyle Partners II, L.P.

Christopher W. Kelford       Carlyle Partners III, L.P.

Tom Erickson                 Carlyle International Partners II, L.P.

Tom Erickson IRA             Carlyle International Partners III, L.P.

Samuel A. Lewis              C/S International Partners

Raymond Daniel                    SBC Master Pension Trust

Daniel E. Donati             State Street Bank as Trustee
                               for the Champion International Retirement
                               Trust

Grant A. Moore               Delaware State Employees' Retirement Fund

                             Mellon Bank, NA as Trustee for First
                               Plaza Group Trust

                             California Public Employees' Retirement
                               System

                             Indosuez-Elgar Partners LP

                             RIT Capital Partners plc

                             Durham Enterprises Ltd.

                             GFI Partners LLC

                             GFI One LLC

